Exhibit 10.7

PARTIAL TERMINATION OF AND AMENDMENT NO. 2 TO
AMENDED AND RESTATED MASTER LEASE AGREEMENT

THIS PARTIAL TERMINATION OF AND AMENDMENT NO. 2 TO AMENDED AND RESTATED MASTER LEASE AGREEMENT (this “Amendment”) is made as of August 31, 2012 by and among SNH FM FINANCING LLC, a Delaware limited liability company, SNH FM FINANCING TRUST, a Maryland real estate investment trust, and ELLICOTT CITY LAND I, LLC, a Delaware limited liability company, collectively as landlord (“Landlord”), and FVE FM FINANCING, INC., a Maryland corporation, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Amended and Restated Master Lease Agreement, dated as of August 4, 2009, as amended by that certain Amendment No. 1 to Amended and Restated Master Lease Agreement (as so amended, the “Lease”), Landlord leases to Tenant, and Tenant leases from Landlord, the Leased Property (this and other capitalized terms used but not otherwise defined herein having the meanings given such terms in the Lease), all as more particularly described in the Lease; and

WHEREAS, as of the date hereof, Landlord is conveying to its affiliate certain of the Leased Property known as and located at (i) Forum at Desert Harbor, 13840 North Desert Harbor Drive, Peoria, Arizona, more particularly described on Exhibit A-1 to the Lease; (ii) Forum at Tucson, 2500 North Rosemont Blvd., Tucson, Arizona, more particularly described on Exhibit A-2 to the Lease; (iii) The Remington Club I and II, 16925 and 16916 Hierba Drive, San Diego, California, more particularly described on Exhibit A-3 to the Lease; (iv) Park Summit at Coral Springs, 8500 Royal Palm Blvd., Coral Springs, Florida, more particularly described on Exhibit A-6 to the Lease; (v) Savannah Square, One Savannah Square Drive, Savannah, Georgia, more particularly described on Exhibit A-8 to the Lease; (vi) Gables at Winchester, 299 Cambridge Street, Winchester, Massachusetts, more particularly described on Exhibit A-12 to the Lease; (vii) HeartFields at Easton, 700 Port Street, Easton, Maryland, more particularly described on Exhibit A-13 to the Lease; (viii) Aspenwood, 14400 Homecrest Road, Silver Spring, Maryland, more particularly described on Exhibit A-16 to the Lease; (ix) Forum at Memorial Woods, 777 North Post Oak Road, Houston, Texas, more particularly described on Exhibit A-20 to the Lease; and (x) Morningside of Bellgrade, 2800 Polo Parkway, Midlothian, Virginia, more particularly described on Exhibit A-25 to the Lease (collectively, the “Terminated Properties”); and

WHEREAS, in connection with the conveyance of the Terminated Properties, Landlord and Tenant wish to amend the Lease to terminate the Lease with respect to the Terminated Properties;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that, effective as of the date hereof, the Lease is hereby amended as follows:

1.                                      Partial Termination of Lease.  The Lease is terminated with respect to the Terminated Properties and neither Landlord nor Tenant shall have any further rights or liabilities thereunder with respect to the Terminated Properties from and after the date hereof, except for those rights and liabilities which by their terms survive the termination of the Lease.

2.                                      Definition of Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.67 of the Lease is deleted in its entirety and replaced with the following:

“Minimum Rent”  shall mean the sum of Thirty-Three Million, Six Hundred Seventy-Nine Thousand, Seven Hundred Sixteen and 55/100 Dollars ($33,679,716.55) per annum.

3.                                      Schedule 1.  Schedule 1 to the Lease is deleted in its entirety and replaced with Schedule 1 attached hereto.

4.                                      Exhibit A.  Exhibit A to the Lease is amended by deleting the text of Exhibits A-1, A-2, A-3, A-6, A-8, A-12, A-13, A-16, A-20 and A-25 attached thereto in their entirety and replacing them with “Intentionally Deleted.”

5.                                      Ratification.  As amended hereby, the Lease is ratified and confirmed.

[Remainder of page intentionally left blank;

signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as a sealed instrument as of the date above first written.

LANDLORD:

SNH FM FINANCING LLC

By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH FM FINANCING TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

ELLICOTT CITY LAND I, LLC

By:	/s/ David J. Hegarty
David J. Hegarty
President

TENANT:

FVE FM FINANCING, INC.

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

SCHEDULE 1

PROPERTY-SPECIFIC INFORMATION

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-1	Intentionally Deleted	N/A	N/A	N/A	N/A
A-2	Intentionally Deleted	N/A	N/A	N/A	N/A
A-3	Intentionally Deleted	N/A	N/A	N/A	N/A
A-4	Rio Las Palmas 877 East March Lane Stockton, CA 95207	2005	$4,204,464	09/30/2003	10%
A-5	Foulk Manor North 1212 Foulk Road Wilmington, DE 19803	2005	$7,666,221	01/11/2002	10%
A-6	Intentionally Deleted	N/A	N/A	N/A	N/A
A-7	Coral Oaks 900 West Lake Road Palm Harbor, FL 34684	2005	$9,051,220	01/11/2002	10%
A-8	Intentionally Deleted	N/A	N/A	N/A	N/A
A-9	Forum at the Crossing 8505 Woodfield Crossing Blvd. Indianapolis, IN 46240	2005	$11,973,559	01/11/2002	10%
A-10	Forum at Overland Park 3501 West 95th Street Overland Park, KS 66206	2005	$9,674,467	01/11/2002	10%
A-11	Forum at Brookside 200 Brookside Drive Louisville, KY 40243	2005	$12,831,113	01/11/2002	10%
A-12	Intentionally Deleted	N/A	N/A	N/A	N/A
A-13	Intentionally Deleted	N/A	N/A	N/A	N/A
A-14	Heartlands at Ellicott City 3004 North Ridge Road Ellicott City, MD 21043	2005	$7,872,811	03/01/2004	10%
A-15	Heartlands at Severna Park 715 Benfield Road Severna Park, MD 21146	2005	$3,521,926	10/25/2002	10%
A-16	Intentionally Deleted	N/A	N/A	N/A	N/A

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-17	HeartFields at Cary 1050 Crescent Green Drive Cary, NC 27511	2005	$3,092,311	10/25/2002	10%
A-18	Montebello 10500 Academy Road Albuquerque, NM 87111	2005	$10,739,724	01/11/2002	10%
A-19	Forum at Knightsbridge 4590 and 4625 Knightsbridge Blvd. Columbus, OH 43214	2005	$15,290,522	01/07/2002	10%
A-20	Intentionally Deleted	N/A	N/A	N/A	N/A
A-21	Forum at Lincoln Heights 311 West Nottingham Road San Antonio, TX 78209	2005	$12,559,927	01/11/2002	10%
A-22	Forum at Woodlands 5055 W Panther Creek Drive The Woodlands, TX 77381	2005	$13,072,902	01/11/2002	10%
A-23	Morningside of Charlottesville 491 Crestwood Drive Charlottesville, VA 22903	2006	$3,016,125	11/19/2004	9%
A-24	HeartFields at Fredericksburg 20 HeartFields Lane Fredericksburg, VA 22405	2005	$3,654,848	10/25/2002	10%
A-25	Intentionally Deleted	N/A	N/A	N/A	N/A
A-26	Morningside of Newport News 655 Denbigh Boulevard Newport News, VA 23608	2006	$3,226,806	11/19/2004	9%
A-27	Meadowmere - Northshore Assisted Living 10803 North Port Washington Road Mequon, WI 53092	2009	N/A	01/04/2008	8%